                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             COMMERCE BANCORP, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

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    4) Date Filed:

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

                             COMMERCE BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Commerce Bancorp, Inc. ("Bancorp") will be held at the Commerce University, 17000 Horizon Way at Springdale Road, Mount Laurel, New Jersey, on Tuesday, June 17, 1997, at 5:30 P.M., local time, and at any adjournment or postponement thereof, to consider and act upon the following matters as more fully described in the annexed Proxy Statement:

     1.   To elect Directors;

     2. To approve the amendment to Bancorp's Restated Certificate of Incorporation to increase the number of shares of Common Stock that Bancorp is authorized to issue by 30,000,000 shares and the number of shares of Preferred Stock that Bancorp is authorized to issue by 5,000,000 shares;

     3.   To approve the Commerce Bancorp, Inc. 1997 Employee Stock Option Plan;
          and

     4. To act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed April 30, 1997 as the record date for determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of, and to vote at, the Annual Meeting.

         You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, you are urged to sign and date the enclosed Proxy and promptly return it in the envelope provided for that purpose.


                                          By Order of the Board of Directors



                                          ROBERT C. BECK,
                                          Secretary


May 5, 1997

                             COMMERCE BANCORP, INC.
                                 COMMERCE ATRIUM
                               1701 ROUTE 70 EAST
                       CHERRY HILL, NEW JERSEY 08034-5400


                                 PROXY STATEMENT

         This Notice of Annual Meeting, Proxy Statement and enclosed Proxy are being furnished to shareholders of Commerce Bancorp, Inc. ("Bancorp") in conjunction with the solicitation of proxies by the Board of Directors of Bancorp for use at Bancorp's 1997 Annual Meeting of Shareholders to be held on Tuesday, June 17, 1997, at 5:30 P.M., local time, at the Commerce University, 17000 Horizon Way at Springdale Road, Mount Laurel, New Jersey (the "Annual Meeting"), and at any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the accompanying form of Proxy will be first sent, given or otherwise made available to Bancorp's shareholders is May 5, 1997.

         The expense of the proxy solicitation will be borne by Bancorp. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers or employees of Bancorp and its subsidiaries without additional compensation. Bancorp is required to pay the reasonable expenses incurred by recordholders of Bancorp Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of Bancorp Common Stock they hold of record, upon request of such recordholders.

         The Board of Directors of Bancorp has fixed the close of business on April 30, 1997, as the date for determining holders of record of Bancorp Common Stock, par value $1.5625 per share (the "Common Stock"), and Bancorp Series C ESOP Cumulative Convertible Preferred Stock, no par value per share ("Series C ESOP Preferred Stock"), entitled to receive notice of, and to vote at, the Annual Meeting. On that date, there were 15,684,015 shares of Common Stock outstanding and 417,000 shares of Series C ESOP Preferred Stock outstanding. Each holder of Common Stock and Series C ESOP Preferred Stock, voting together and not as separate classes, is entitled to cast one vote for each share held of record on that date. All Series C ESOP Preferred Stock is held of record by Bancorp's Employee Stock Ownership Plan Trust ("ESOP Trust"). See "Series C ESOP Preferred Stock" and "Employee Stock Ownership Plan."

         The holders of a majority of the aggregate outstanding shares of Bancorp Common Stock and Series C ESOP Preferred Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Pursuant to the New Jersey Business Corporation Act ("NJBCA"), abstentions and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or bank voting instructions as to such shares) will be counted solely for the purpose of determining whether a quorum is present.

         If the enclosed Proxy is properly marked, signed, and returned in time to be voted at the Annual Meeting and not revoked, the shares represented by the Proxy will be voted in accordance with the instructions marked thereon. Signed Proxies not marked to the contrary will be voted (i) "FOR" the election of all nominees for director; (ii) "FOR" the amendment to Bancorp's Restated Certificate of Incorporation to increase the number of shares of Common Stock that Bancorp is authorized to issue by 30,000,000 shares and the number of shares of Preferred Stock that Bancorp is authorized to issue by 5,000,000 shares; and (iii) "FOR" the approval of the Commerce Bancorp, Inc. 1997 Employee Stock Option Plan. Sending in a signed Proxy will not affect a shareholders' right to attend the Annual Meeting and vote in person, since the Proxy is revocable.

         Any Bancorp shareholder giving a Proxy may revoke it at any time before it is voted by (i) giving written notice of such revocation, signed in the same manner as the Proxy, to Bancorp's Secretary, (ii) executing a new Proxy and returning it to the Secretary of Bancorp prior to the voting of the first Proxy at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

Common Stock

         The following table sets forth, as of April 30, 1997, the beneficial ownership of Bancorp's Common Stock by (i) each director and nominee for director of the Company; (ii) each of the executive officers of the Company named in the Summary Compensation Table; and (iii) all the directors, nominees for directors, and executive officers of the Company as a group. No person is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.

                                                      COMMON STOCK
                                           -------------------------------------
Name of Beneficial                         Number of Shares    Percent of  Class
    Owner or                                 Beneficially        Beneficially
Identity of Group                            Owned(1)(2)          Owned(2)
------------------                         ----------------    -----------------
David Baird, IV . . . . . . . . . . . . . .      74,788(3)          *
Robert C. Beck  . . . . . . . . . . . . . .     118,055(4)          *
Jack R Bershad  . . . . . . . . . . . . . .      46,904(5)          *
Joseph E. Buckelew  . . . . . . . . . . . .     157,142(6)          1.00%
Vernon W. Hill, II  . . . . . . . . . . . .     610,418(7)          3.85
C. Edward Jordan, Jr  . . . . . . . . . . .     183,437(8)          1.16
Morton N. Kerr  . . . . . . . . . . . . . .      51,062(9)          *
Steven M. Lewis . . . . . . . . . . . . . .     133,010(10)         *
Daniel J. Ragone  . . . . . . . . . . . . .      57,401(11)         *
Joseph T. Tarquini, Jr  . . . . . . . . . .     176,130(12)         1.12
Peter M. Musumeci, Jr . . . . . . . . . . .     162,302(13)         1.02
Robert D. Falese, Jr  . . . . . . . . . . .      56,792(14)         *
Dennis M. DiFlorio  . . . . . . . . . . . .     107,742(15)         *

All Directors, Nominees for
Directors and Executive Officers
of the Company as a Group (14 Persons)        1,917,567(16)        11.73%

----------
*less than 1%

       (1) The securities "beneficially owned" are determined in accordance with the definitions of "beneficial ownership" as set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same residence as such individual as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after April 30, 1997. Beneficial ownership may be disclaimed as to certain of the securities.

       (2) The figures in these columns do not reflect the shares of Common Stock issuable upon conversion of the Series C ESOP Preferred Stock. As of April 30, 1997, each share of Series C ESOP cumulative convertible Preferred Stock was convertible into 1.4774 shares of Common Stock.

       (3) Includes 7,140 shares of Common Stock issuable upon the exercise of stock options granted under the Company's 1989 Stock Option Plan for Non-Employee Directors.

       (4) Includes 7,278 shares of Common Stock issuable upon the exercise of stock options granted under the Company's 1989 Stock Option Plan for Non-Employee Directors.

       (5) Includes 18,540 shares of Common Stock held by Mr. Bershad's wife and 10,024 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Bershad under the Company's 1989 Stock Option Plan for Non-Employee Directors.

       (6) Includes 3,150 shares of Common Stock held by Mr. Buckelew's wife, 1,653 shares held by Buckelew & Lane Investments and 2,263 shares of Common Stock issuable upon the exercise of stock options granted under the Company's 1989 Stock Option Plan for Non-Employee Directors. Mr. Buckelew is a partner of Buckelew & Lane Investments.

       (7) Includes 35,826 shares held by Site Development Inc., 18,547 shares held by the wife of Mr. Hill, 50,291 shares held by S. J. Dining, Inc., 47,562 shares held by U.S. Restaurants, Inc., 44,472 shares held by J.V. Properties, 12,354 shares held by Business Interiors, Inc., 42,501 shares held by the Hill Family Trust and 4,699 shares allocated to Mr. Hill by the Company's ESOP. Mr. Hill is the Chairman of the Board of Site Development, Inc., a shareholder of S.
J. Dining, Inc., a shareholder of U.S. Restaurants, Inc., a partner in J.V. Properties, a co-trustee and beneficiary of the Hill Family Trust and a co-trustee and beneficiary of the Company's ESOP Trust. Business Interiors, Inc. is a company owned by Mr. Hill's wife. This amount also includes 155,757 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Hill under the Company's 1984 and 1994 Employee Stock Option Plans. This amount does not include 3,324 shares of Series C ESOP Preferred Stock allocated to Mr. Hill by the Company's ESOP nor does it include any unallocated shares of Common Stock or Series C ESOP Preferred Stock held by the Company's ESOP.

       (8) Includes 116,766 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Jordan under the Company's 1984 and 1994 Employee Stock Option Plans, 3,434 shares allocated to Mr. Jordan by the Company's ESOP, of which Mr. Jordan is a co-trustee and beneficiary, and 1,214 shares held in trust for Mr. Jordan's minor children. This amount does not include 3,153 shares of Series C ESOP Preferred Stock allocated to Mr. Jordan by the Company's ESOP nor does it include any unallocated shares of Common Stock or Series C ESOP Preferred Stock held by the Company's ESOP.

       (9) Includes 147 shares of Common Stock held by Mr. Kerr's wife, 48,141 shares held by the Markeim-Chalmers, Inc. Pension Plan and 2,152 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Kerr under the Company's 1989 Stock Option Plan for Non-Employee Directors. Markeim-Chalmers, Inc. is a company owned by Mr. Kerr.

       (10) Includes 50,291 shares held by S. J. Dining, Inc., 47,562 shares held by U.S. Restaurants, Inc. and 10,024 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Lewis under the Company's 1989 Stock Option Plan for Non-Employee Directors. Mr. Lewis is President of S. J. Dining, Inc. and President of U.S. Restaurants, Inc. This amount also includes 1,968 shares held in trust for Mr. Lewis' minor children.

       (11) Includes 16,352 shares held by Mr. Ragone's wife, 13,249 shares held jointly with Mr. Ragone's wife and 1,863 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Ragone under the Company's 1989 Stock Option Plan for Non-Employee Directors.

       (12) Includes 14,071 shares held by Mr. Tarquini's wife, 15,913 shares held by The Tarquini Organization Profit Sharing Plan, 2,315 shares held by The Tarquini Foundation and 10,024 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Tarquini under the Company's 1989 Stock Option Plan for Non-Employee Directors. Mr. Tarquini is the President of The Tarquini Organization.

       (13) Includes 32,055 shares held jointly with Mr. Musumeci's wife, 126,966 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Musumeci under the Company's 1984 and 1994 Stock Option Plans and 2,984 shares of Common Stock allocated to Mr. Musumeci under the Company's ESOP. This amount does not include 3,148 shares of Series C ESOP Cumulative Convertible Preferred Stock allocated to Mr. Musumeci by the Company's ESOP.

       (14) Includes 52,911 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Falese under the Company's 1984 and 1994 Stock Option Plans, 111 shares of Common Stock allocated to Mr. Falese under the Company's ESOP, 72 shares held by Mr. Falese's wife and 2,548 shares held by Mr. Falese's wife in trust for their minor daughter. This amount does not include 1,236 shares of Series C ESOP Cumulative Convertible Preferred Stock allocated to Mr. Falese under the Company's ESOP.

       (15) Includes 94,030 shares of Common Stock issuable upon the exercise of stock options granted to Mr. DiFlorio under the Company's 1984 and 1994 Stock Option Plans and 817 shares of Common Stock allocated to Mr. DiFlorio under the Company's ESOP. This amount does not include 2,143 shares of Series C ESOP Cumulative Convertible Preferred Stock allocated to Mr. DiFlorio under the Company's ESOP.

       (16) Includes an aggregate of 634,307 shares of Common Stock issuable upon the exercise of stock options granted to directors and certain executive officers of the Company under the Company's Stock Option Plans.

Series C ESOP Preferred Stock

       As of April 30, 1997, all of the 417,000 shares of the Series C ESOP Preferred Stock outstanding were held of record by the Company's ESOP Trust. Additionally, as of such date, the ESOP Trust held of record 75,266 shares of Common Stock. As of April 30, 1997, 231,815 shares of Series C ESOP Preferred Stock, and all of the shares of Common Stock held by the ESOP Trust were allocated to individual participant accounts. See "Employee Stock Ownership Plan." If all of the unallocated shares of Series C ESOP Preferred Stock held of record by the ESOP Trust as of April 30, 1997, were converted into Common Stock, the unallocated shares of Common Stock the ESOP Trust would hold of record would be 1.69% of the Common Stock.


                              ELECTION OF DIRECTORS

       The Bylaws of Bancorp provide that Bancorp's business shall be managed by a Board of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by resolution of a majority of the full Board of Directors. The Board of Directors by resolution has set the number of persons to be elected to the Board of Directors at the Annual Meeting at ten.

       The election of directors will be determined by a plurality vote and the ten nominees receiving the most "FOR" votes will be elected. Shares may be voted "FOR" or withheld from each nominee. Shares that are withheld and broker non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or bank voting instructions as to such shares) will have no effect on the outcome of the election because directors will be elected by a plurality of the shares voted for directors.

       The Board of Directors unanimously recommends a vote "FOR" the election as directors of the nominees named herein.

       The Board of Directors has designated the ten persons listed below to be nominees for election as directors. All of the nominees are currently members of the Board, and each of them has consented to serve if elected. Bancorp has no reason to believe that any of the nominees will be unavailable for election; however, if any nominee becomes unavailable for any reason, the Board of Directors may designate a substitute nominee, or the number of directors to be elected at the Annual Meeting will be reduced accordingly. Directors of Bancorp hold office for one year and until their respective successors have been duly elected and qualified.

       The following information regarding Bancorp's nominees is based, in part, on information furnished by the nominees.

Name                               Age            Positions with Bancorp and Subsidiaries
----                               ---            ---------------------------------------

Vernon W. Hill, II                 51             Chairman and President of Bancorp; Chairman and President of Commerce
                                                  NJ; Chairman and President of  Commerce PA; Chairman of Commerce
                                                  Shore

C. Edward Jordan, Jr.              53             Executive Vice President, Chief Financial Officer and Director of Bancorp;
                                                  Executive Vice President and Director of Commerce NJ

Robert C. Beck                     61             Secretary and Director of Bancorp; Secretary and Director of Commerce NJ

David Baird, IV                    60             Director of Bancorp and Commerce NJ

Jack R Bershad                     66             Director of Bancorp, Commerce NJ and Commerce PA

Joseph E. Buckelew                 68             Director of Bancorp and Commerce Shore; Chairman of Commerce
                                                  National Insurance Services, Inc.

Morton N. Kerr                     66             Director of Bancorp and Commerce NJ

Steven M. Lewis                    47             Director of Bancorp, Commerce NJ and
                                                  Commerce PA

Daniel J. Ragone                   69             Director of Bancorp and Commerce NJ

Joseph T. Tarquini, Jr.            61             Director of Bancorp and Commerce NJ


         Mr. Hill, a director of Commerce NJ since 1973 and Bancorp since 1982, has been Chairman and/or President of Commerce NJ since 1973 and Chairman and President of Bancorp since 1982. Mr. Hill has been Chairman of the Board and/or President of Site Development, Inc., Cherry Hill, New Jersey, a developer of real estate, since 1968. Mr. Hill has been Chairman of the Board of Directors of Commerce PA from June 1984 to June 1986 and from January 1987 to the present, President of Commerce PA since June 1994, a director of Commerce Bank/Harrisburg, Camp Hill, Pennsylvania since 1985, and the Chairman of Commerce Shore since January, 1989.

         Mr. Jordan, a director of Commerce NJ since 1974 and Bancorp since 1982, has been Executive Vice President of Commerce NJ since 1974 and Executive Vice President and Chief Financial Officer of Bancorp since 1982.

         Mr. Beck, a director of Commerce NJ since 1973 and Bancorp since 1982, has been Secretary of Commerce NJ since 1973 and Secretary of Bancorp since 1982. Mr. Beck has been a partner of the law firm of Parker, McCay & Criscuolo, Marlton, New Jersey since 1987.

         Mr. Baird, a director of Bancorp and Commerce NJ since 1988, has been President of Haddonfield Lumber Company, Inc., Cherry Hill, New Jersey since 1962.

         Mr. Bershad, a director of Commerce PA since 1984 and Bancorp and Commerce NJ since 1987, has been a partner of the law firm of Blank Rome Comisky & McCauley, Philadelphia, Pennsylvania and Cherry Hill, New Jersey, since 1964 and its Chairman since 1990.

         Mr. Buckelew has been a director of Bancorp and Chairman of the Board of Commerce National Insurance Services, Inc., the wholly-owned insurance brokerage subsidiary of Bancorp, since November, 1996 and has been a director of Commerce Shore since 1993. Mr. Buckelew was the President of Morales, Potter & Buckelew, Inc. t/a Buckelew & Associates, Toms River, New Jersey, an insurance agency, from 1959 to November 1996, when such insurance agency was acquired by Bancorp.

         Mr. Kerr, a director of Commerce NJ since 1973 and Bancorp since 1982, has been President of Markeim-Chalmers, Inc., Realtors, Cherry Hill, New Jersey, since 1965.

         Mr. Lewis, a director of Commerce PA since 1984 and a director of Bancorp and Commerce NJ since 1988, has been President of U.S. Restaurants, Inc., Blue Bell, Pennsylvania since 1985 and President of S. J. Dining, Inc. since 1986.

         Mr. Ragone, a director of Commerce NJ since 1981 and Bancorp since 1982, has been Chairman of the Board and President of Ragone, Raible, Lacatena & Beppel, C.P.A., Haddonfield, New Jersey, or its predecessor firms, since 1960.

         Mr. Tarquini, a director of Commerce NJ since 1973 and Bancorp since 1982, has been President of The Tarquini Organization, A.I.A., Camden, New Jersey, since 1980. Prior thereto, he had been a partner in its predecessor firms.

Director Compensation

         Directors of Bancorp and Commerce NJ were paid an annual fee of $10,000 plus a meeting fee of $750 for each meeting of the Board of Directors attended in 1996 and will be paid the same annual fee and the same meeting fee for each meeting of the Board of Directors attended in 1997. When meetings of the Board of Directors of Bancorp and Commerce NJ occur on the same day, only one fee is paid. Directors of Commerce PA are paid a meeting fee of $300 for each meeting of the Board of Directors and committee meeting attended. Directors of Commerce Shore are paid a meeting fee of $400 for each meeting of the Board of Directors and committee meeting attended. No fees are paid to directors who are also operating officers of Bancorp, Commerce NJ, Commerce PA or Commerce Shore. Each director of Bancorp is provided with $100,000 of permanent life insurance.

         A retirement plan for outside directors, i.e., directors who are not officers or employees of Bancorp on the date their service as a Bancorp director ends, provides that outside directors with five or more years of service as a Bancorp director are entitled to receive annually, for ten years or the number of years served as a director, whichever is less, commencing upon such director's attainment of age 65 and retirement from the Bancorp Board or upon such director's disability, payments equal to the highest 1099 Compensation (as such term is defined in the plan) in effect at any time during the five year period immediately preceding such director's retirement or, if earlier, death or disability. This plan further provides that, in the event a director dies before receiving all benefits to which he or she is entitled, such director's surviving spouse is entitled to receive all benefits not received by the deceased director commencing upon such director's death. Upon a change in control of Bancorp, the plan provides that each director then sitting on the Bancorp Board, notwithstanding the length of time served as a director, becomes entitled to receive annually, for ten years, or twice the number of years served as a director, whichever is less, payments equal to the higher of the director's 1099 Compensation at the time of the director's termination of Board service and the highest 1099 Compensation in effect at any time during the five year period immediately preceding the change in control commencing on the latest to occur of the termination of the director's Board service, attainment of age 65 or any date designated by the director at any time and from time to time. The definition of "change in control" for purposes of this plan parallels the definition of that term contained in the Employment Agreements discussed on page 13 of this Proxy Statement. This plan became effective January 1, 1993, as amended.

1989 Stock Option Plan For Non-Employee Directors

         Effective April 24, 1989 (and as amended in 1994), Bancorp adopted the 1989 Stock Option Plan for Non-Employee Directors (the "1989 Plan") which provides for the purchase of a total of not more than 221,619 shares (as adjusted for all stock splits and dividends through April 30, 1997) of Bancorp Common Stock by members of the Boards of Directors of Bancorp and its subsidiary corporations. Options granted pursuant to the 1989 Plan may be exercised beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Bancorp, as such term is defined in the 1989 Plan.

         Each non-employee director of Bancorp or any Bancorp subsidiary corporation who on or after May 1, 1989 is elected or reelected as a director of Bancorp or any subsidiary corporation at any annual or special meeting of shareholder(s) of Bancorp or any Bancorp subsidiary corporation will, as of the date of such election or reelection, automatically be granted an option to purchase 500 shares of Bancorp's Common Stock; however, no non-employee director may receive an option or options to purchase more than 1,000 shares of Common Stock in any one calendar year. The maximum number of shares of Bancorp Common Stock as to which options may be granted to any non-employee director under the 1989 Plan is 10,000 shares.

         The 1989 Plan is administered by the Board of Directors of Bancorp, including non-employee directors. Options granted under the 1989 Plan are not "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Option prices are intended to equal 100% of the fair market value of Bancorp's Common Stock on the date of the election or re-election of the non-employee directors.

         For the year ended December 31, 1996, Messrs. Baird, Beck, Bershad, Kerr, Lewis, Ragone and Tarquini each received options under the 1989 Plan to purchase 1,050 shares of Bancorp Common Stock (as adjusted to reflect the 5% stock dividend declared on December 19, 1996) and Mr. Buckelew received an option under the 1989 Plan to purchase 525 shares of Bancorp Common Stock (as adjusted to reflect the 5% stock dividend declared on December 19, 1996). Such options were not exercisable in 1996.

Meetings and Committees of the Board of Directors

         During 1996, there were 13 meetings of the Board of Directors of Bancorp. The Board of Directors of Bancorp has established an Audit Committee, an Oversight Committee and a Personnel Committee but does not have a standing Nominating Committee. In addition, each of Bancorp's three subsidiary banks, Commerce Bank, N.A., Cherry Hill, New Jersey ("Commerce NJ"), Commerce Bank/Pennsylvania, N.A., Philadelphia, Pennsylvania ("Commerce PA") and Commerce Bank/Shore, N.A., Toms River, New Jersey ("Commerce Shore") has various committees of their respective boards.

         Information with respect to the committees of the Board of Directors of Bancorp is set forth below.

         Audit Committee

         The Audit Committee reviews Bancorp's and its wholly-owned subsidiary banks' financial statements, accounting procedures and methods employed in connection with audit programs. It serves as the principal liaison between the Board of Directors and Bancorp's independent auditors. In addition, this committee makes recommendations to the Board of Directors concerning the selection of Bancorp's independent auditors. Daniel J. Ragone and Joseph T. Tarquini, Jr.

are the current members of the Audit Committee. During 1996, there were five meetings of the Audit Committee.

         Oversight Committee

         During 1996, Bancorp's Board of Directors established an Oversight Committee with reporting responsibility to Bancorp's Audit Committee. The Oversight Committee reviews compliance matters at Bancorp and its banking subsidiaries. Daniel J. Ragone, Joseph T. Tarquini, Jr., Thomas J. Maher (a director of Commerce PA) and Daniel M. Monroe (a director of Commerce Shore) are the current members of the Oversight Committee. During 1996, there was one meeting of the Oversight Committee.

         Personnel Committee

         The Personnel Committee reviews and recommends the levels of compensation of Commerce NJ's, Commerce PA's and Commerce Shore's executive officers and administers Bancorp's Employee Stock Option Plans. Morton N. Kerr, Daniel J. Ragone and Jack R Bershad are the current members of the Personnel Committee. During 1996, there was one meeting of the Personnel Committee. The report of the Personnel Committee with respect to 1996 compensation is set forth on page 19 of this Proxy Statement.

         Attendance

         In 1996, each of Bancorp's directors and nominees for directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of which they were members of Bancorp, Commerce NJ, Commerce PA and Commerce Shore, as the case may be.

                               EXECUTIVE OFFICERS

         The executive officers of Bancorp and its banking subsidiaries, as of April 30, 1997, are set forth below.


                                                              Position with Bancorp, Commerce NJ,
                                                                Commerce PA, and Commerce Shore;
         Name                         Age                              Principal Occupation
         ----                         ---                     -----------------------------------

Vernon W. Hill, II                    51             Chairman and President of Bancorp since 1982; Chairman
                                                     and/or President of Commerce NJ since 1973; Chairman of
                                                     Commerce PA from June 1984 to June 1986 and from January
                                                     1987 to present; President of Commerce PA from June 1994
                                                     to present; Chairman of Commerce Shore since 1989.

C. Edward Jordan, Jr.                 53             Executive Vice President, Chief Financial Officer and Director
                                                     of Bancorp since 1982; Executive Vice President and Director of
                                                     Commerce NJ since 1974.

Peter M. Musumeci, Jr.                46             Executive Vice President and Senior Credit Officer of Bancorp
                                                     since 1986 and Treasurer and Assistant Secretary of Bancorp since 1984; Executive Vice President of Commerce NJ since
                                                     1986; Director of Commerce PA since 1987 and Commerce
                                                     Shore since 1989.

Robert D. Falese, Jr.                 50             Executive Vice President and Senior Loan Officer of
                                                     Commerce NJ since 1992.  From 1990 to 1992, Mr. Falese
                                                     was President and Chief Executive Officer of Sterling Bank,
                                                     Mount Laurel, New Jersey.

Dennis M. DiFlorio                    43             Executive Vice President of Commerce NJ since January,
                                                     1996.  Prior thereto Mr. DiFlorio was Senior Vice President of Commerce NJ since 1988.

David Wojcik                          44             Senior Vice President of Bancorp since 1988.


                             EXECUTIVE COMPENSATION


Summary Compensation Table

         The following table is a summary of certain information concerning the compensation during the last three fiscal years awarded or paid to, or earned by, Bancorp's chief executive officer and each of Bancorp's other four most highly compensated executive officers during Bancorp's last fiscal year.



                                                                                                       Long Term
                                                                                                     Compensation
                                                                                                     -------------
                                                                                                       Securities
                               ANNUAL COMPENSATION                                    Other            Underlying         All
------------------------------------------------------------------------------        Annual          Stock Option       Other
        Name/Title                         Year        Salary           Bonus     Compensation(1)       Grants(2)     Compensation
        ----------                         ----        ------           -----     ---------------       ---------     ------------
Vernon W. Hill, II                        1996        $480,000        $150,000        $62,377             138,075      $37,381(3)
Chairman                                  1995         441,000         125,000         50,779              34,729       37,925
and President of Bancorp;                 1994         390,000         150,000         50,244               - 0 -       36,653
Chairman
and President of Commerce NJ and
Commerce PA; Chairman of
Commerce Shore

C. Edward Jordan, Jr.                     1996        $240,000         $60,000                             43,050      $29,654(3)
Executive Vice President and Chief        1995         225,000          60,000                             23,153       30,269
Financial Officer of                      1994         215,000          75,000                              - 0 -       28,868
Bancorp; Executive Vice
President of Commerce NJ

Peter M. Musumeci, Jr.                    1996        $240,000         $60,000                             43,050      $26,423(3)
Executive Vice President and Senior       1995         225,000          60,000                             23,153       26,757
Credit Officer, Treasurer and             1994         200,000          75,000                              - 0 -       24,763
Assistant Secretary of Bancorp;
Executive Vice President
of Commerce NJ

Robert D. Falese, Jr.                     1996        $240,000         $80,000                             48,300      $15,908(3)
Executive Vice President and Senior       1995         225,000          75,000                             23,153       15,319
Loan Officer of Commerce NJ               1994         200,000          75,000                              - 0 -       14,041

Dennis M. DiFlorio                        1996        $200,000         $80,000                             48,300      $10,609(3)
Executive Vice President of               1995         175,000          75,000                             23,153       10,760
Commerce NJ                               1994         140,000          60,000                              - 0 -        8,368

------------------------

(1) The total in this column reflects personal use of a company car (1996, $4,517; 1995, $5,389; 1994, $5,389), expense allowances (1996,
         $50,600; 1995, $36,600; 1994, $36,600) and country club dues (1996,
         $7,260; 1995, $8,790; 1994, $8,255). The value of such other annual compensation did not exceed the lesser of $50,000 or 10% of salary and bonus for any individual in any year except Mr.
         Hill.

(2) The stock option grants reflected in this column have been adjusted for the 5% stock dividends declared on December 19, 1996, January 2, 1996, December 13, 1994 and January 19, 1994. The original grant was adjusted based on the unexercised option shares outstanding on the date of the stock dividend.

(3) The totals in this column reflect (i) premiums on life insurance (for 1996, Mr. Hill, $25,128; Mr. Jordan, $18,218; and Mr. Musumeci, $14,275, for 1995, Mr. Hill, $25,613; Mr. Jordan, $18,685; and Mr.
         Musumeci, $14,516 and for 1994, Mr. Hill, $26,116; Mr. Jordan, $19,089;
         and Mr. Musumeci, $14,741); (ii) long-term disability policies (for 1996, Mr. Hill, $5,179; Mr. Jordan, $4,362; Mr. Musumeci, $5,074; Mr.
         Falese, $8,834; and Mr. DiFlorio, $3,535, for 1995, Mr. Hill, $4,738;
         Mr. Jordan, $4,010; Mr. Musumeci, $4,667; Mr. Falese, $7,745; and Mr. DiFlorio, $3,186 and for 1994, Mr. Hill $4,738; Mr. Jordan, $3,980; Mr. Musumeci, $4,223; Mr. Falese, $8,242 and Mr. DiFlorio, $2,742); and
         (iii) contributions to Bancorp's ESOP (in 1996, $7,074 each for all five individuals, in 1995, $7,574 each for all five individuals and in 1994, $5,799 each for all five individuals).

Employment Agreements

         Mr. Hill's Employment Agreement provides that he will be employed by Bancorp and Commerce NJ as Chairman of the Board, President and Chief Executive Officer for a term of five years effective January 1, 1992, provided that on each January 1 thereafter the Employment Agreement shall be automatically renewed and extended for a new five year term unless either Bancorp or Mr. Hill gives the other at least ninety days prior written notice of their desire to terminate the Agreement, in which event the term will have four years remaining.

         Under the terms of the Employment Agreement, Mr. Hill's "base salary" shall not be less than $550,000. The Employment Agreement provides that Mr. Hill will participate in any benefit or compensation programs in effect which are generally made available from time to time to executive officers of Bancorp and provides for all other fringe benefits as in effect from time to time which are generally available to Bancorp's salaried officers including, without limitation, medical and hospitalization coverage, life insurance coverage and disability coverage.

         The Employment Agreement requires Bancorp to compensate Mr. Hill for the balance of the term of the Employment Agreement at a rate equal to seventy percent of his annual base salary if he becomes permanently disabled (as defined in the Employment Agreement) during the term and to pay Mr. Hill's designated beneficiary a lump sum death benefit if he dies during the term in an amount equal to three times his average annual base salary in effect during the twenty-four months immediately preceding his death.

         The Employment Agreement allows Mr. Hill to terminate his employment with Bancorp upon a change in control of Bancorp (as defined in the Employment Agreement) and if within three years of such change in control, without Mr. Hill's consent, among other things, the nature and scope of his authority with Bancorp or a surviving or acquiring person are materially reduced to a level below that which he enjoyed on January 1, 1992. If Mr. Hill terminates his employment because of a change in control, he will be entitled to a lump sum severance payment equal to four times his average annual base salary in effect during the twenty-four month period immediately preceding such termination (provided that such payment does not constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended, and in the event such payment would constitute a "parachute payment", such lump sum severance payment shall be reduced so as to not constitute a "parachute payment"), and the continuation of certain benefits including medical, hospitalization and life insurance. The Employment Agreement contains a non-competition covenant for Mr. Hill should his employment with Bancorp be terminated under certain circumstances.

         The Employment Agreements for Messrs. Jordan and Musumeci are substantially similar to that of Mr. Hill's except that: Mr. Jordan will serve as Executive Vice President and Chief Financial Officer of Bancorp and Commerce NJ, and Mr. Musumeci will serve as Executive Vice President and Senior Credit Officer of Bancorp and Commerce NJ. The term of each Employment Agreement is three years and the lump sum death benefit is each equal to two times their respective average annual base salary in effect during the twenty-four month period preceding death. Mr. Jordan's "base salary" under his Employment Agreement is $260,000 and Mr. Musumeci's "base salary" under his Employment Agreement is $265,000.

Employee Stock Option Plans

         Effective April 14, 1984, Bancorp adopted the Commerce Bancorp, Inc. Incentive Stock Option Plan (the "1984 Plan") which provided for the purchase of a total of not more than 1,384,212 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 30, 1997) by officers and key employees. No further options may be granted under the 1984 Plan. As of April 30, 1997, 576,626 options (as adjusted for all stock splits and stock dividends through April 30, 1997) remain outstanding under the 1984 Plan. Options granted under the 1984 Plan were intended to constitute "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         Effective May 24, 1994, Bancorp adopted the Commerce Bancorp, Inc. 1994 Employee Stock Option Plan (the "1994 Plan") which provided for the purchase of a total of not more than 1,157,051 shares of Bancorp Common Stock (as adjusted for all stock splits and stock dividends through April 30, 1997) by officers and key employees. Pursuant to the 1994 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options. All officers and key employees of Bancorp or any current or future subsidiary corporation are eligible to receive options under the 1994 Plan. As of April 30, 1997, 1,039,105 options (as adjusted for all stock splits and stock dividends through April 30, 1997) had been granted under the 1994 Plan and 117,946 options (as adjusted for all stock splits and stock dividends through April 30, 1997) were available for grant. Options may continue to be granted under the 1994 Plan through December 31, 2003. If the Commerce Bancorp, Inc. 1997 Employee Stock Option Plan proposed in this Proxy Statement is approved, no further options will be granted under the 1994 Plan.

         The purpose of the 1984 Plan and 1994 Plan were to provide additional incentive to employees of Bancorp by encouraging them to invest in Bancorp's Common Stock and thereby acquire a proprietary interest in Bancorp and an increased personal interest in Bancorp's continued success and progress.

         Both the 1984 and 1994 Plan are administered by the Personnel Committee ("Committee") which is appointed by the Board of Directors and consists only of Directors who are not eligible to receive options under either Plan. The Committee determines, among other things, which officers and key employees receive an option or options under either Plan, the type of option (incentive stock options or non-qualified stock options, or both in the case of 1994 Plan) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option. There was no limit on the number of shares for which options could have been granted to any single employee under the 1984 Plan, except that incentive stock options first exercisable by an employee in any one year under the 1984 Plan (and all other plans of Bancorp) may not exceed $100,000 in value (determined at the time of grant). Under the 1994 Plan no individual may be granted, in any calendar year, a number of options for more than 100,000 shares and incentive stock options first exercisable by an employee in any one year under the 1994 Plan (and all other plans of Bancorp) may not exceed $100,000 in value (determined at the time of grant). The Committee may, in its discretion, modify or amend any of the option terms hereafter described, provided that if an incentive option is granted, the option as modified or amended continues to be an incentive stock option.

         In the event of any change in the capitalization of Bancorp, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the 1984 Plan and 1994 Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of Bancorp's Common Stock, as well as unissued shares, may be used for the purpose of the 1994 Plan. Common Stock of Bancorp subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the 1994 Plan. The option price for options issued under the 1994 Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted.

         Options granted pursuant to the 1984 Plan and/or 1994 Plan are not exercisable until one year after the date of grant and then are exercisable pursuant to a schedule based on years of service or option holding period.

         Options granted under the 1984 Plan are not transferable other than by will or by the laws of descent and distribution. Options granted under the 1984 Plan had a term of ten years subject to earlier termination in the event of termination of employment, death, or disability. The 1984 Plan provided that during the lifetime of an optionee, his option is exercisable only by him and only while employed by Bancorp or a subsidiary or within (i) three months after his retirement, or (ii) three months after he otherwise ceases to be so employed, to the extent the option was exercisable on the last day of employment. For these purposes, retirement means termination of employment by an optionee who has attained age 65. If an optionee retires due to disability, his options may be exercised within twelve months of his retirement date. If an optionee dies within a period during which his option could have been exercised by him, his option may be exercised within one year of his death (unless the option earlier terminates) by those entitled under his will or the laws of descent and distribution, but only to the extent the option was exercisable by him immediately prior to his death.

         Under the 1994 Plan but not the 1984 Plan, in the event of a "change in control" of Bancorp, as defined in the 1994 Plan, each optionee may exercise the total number of shares then subject to the option. The Committee has the authority to provide for a different rate of option exercisability for any optionee.

         Under the 1994 Plan, unless terminated earlier by the option's terms, incentive stock options expire ten years after the date they are granted and non-qualified stock options expire ten years after the date they are granted. Options terminate three months after the date on which employment is terminated (whether such termination be voluntary or involuntary), other than by reason of death or disability. The option terminates one year from the date of termination due to death or disability (but not later than the scheduled termination date). Options granted pursuant to the 1994 Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability.

         During 1996, Bancorp granted stock options to purchase an aggregate of 689,616 shares (as adjusted for all stock splits and stock dividends through April 30, 1997) of Bancorp's Common Stock at $19.95 and $27.74 per share (as adjusted for all stock splits and stock dividends through April 30, 1997) under the 1994 Plan. During 1996, a total of 81,254 options were exercised under the 1984 Plan and 1994 Plan.

Stock Option Tables

         The following table sets forth certain information regarding options granted during 1996 to each of the executive officers named in the Summary Compensation Table.



                                                      OPTION GRANTS IN FISCAL 1996
                                                      ----------------------------
                                Number of             % of Total
                                Securities              Options                                                            Grant
                                Underlying              Granted                                                            Date
                                 Options             to Employees            Exercise             Expiration              Present
Name                            Granted(1)        in Last Fiscal Year        Price(1)                Date                Value (2)
----                            ----------        -------------------        ---------              ------               ---------
Vernon W. Hill, II                33,075                 19.6%                $ 19.95         January 1, 2006            $140,569
                                 105,000                                        27.74         December 17, 2006           537,600

C. Edward Jordan, Jr.             22,050                  6.1%                  19.95         January 1, 2006              93,713
                                  21,000                                        27.74         December 17, 2006           107,520

Peter M. Musumeci, Jr.            22,050                  6.1%                  19.95         January 1, 2006              93,713
                                  21,000                                        27.74         December 17, 2006           107,520

Robert D. Falese, Jr.             22,050                  6.9%                  19.95         January 1, 2006              93,713
                                  26,250                                        27.74         December 17, 2006           134,400

Dennis M. DiFlorio                22,050                  6.9%                  19.95         January 1, 2006              93,713
                                  26,250                                        27.74         December 17, 2006           134,400

-----------------------------

(1) The stock option grants and exercise price reflected in these columns have been adjusted for the 5% stock dividends declared on January 2, 1996 and December 19, 1996.

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. Bancorp's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about future movement of the stock price. The assumptions used in the model were expected volatility of .230 to .278, risk-free rates of return of 6.25% to 6.35%, dividend yield of 4%, and weighted average expected life of four years. The real value of the options in this table depends upon the actual performance of Bancorp's Common Stock during the applicable period.

        The following table sets forth certain information regarding individual exercises of stock options during 1996 by each of the executive officers named in the Summary Compensation Table.


                                 AGGREGATED STOCK OPTION EXERCISES IN 1996 AND YEAR-END STOCK OPTION VALUES


                                                                      Number of Securities
                                 Shares                              Underlying Unexercised          Value of Unexercised in the
                               Acquired on        Value                 Stock Options at                 Money Stock Options
           Name                 Exercise         Realized               Year-End 1996 (1)                  at Year-End 1996
           ----                 --------         --------               -----------------                  ----------------
                                                                  Exercisable      Unexercisable      Exercisable     Unexercisable
                                                                  -----------      -------------      -----------     -------------
Vernon W. Hill, II                 --                  --           122,690           138,075          $2,236,909        $767,197

C. Edward Jordan, Jr.              --                  --           108,176            43,050           2,029,560         330,562

Peter M. Musumeci, Jr.            9,308           $95,267           104,919            43,050           1,954,357         330,562

Robert D. Falese, Jr.              --                  --            41,887            63,386             737,938         675,882

Dennis M. DiFlorio                 --                  --            71,806            48,300           1,338,606         349,944

-------------------------

(1) The stock options reflected in this column have been adjusted for the 5% stock dividend declared on December 19, 1996.

     Employee Stock Ownership Plan

        Effective January 1, 1989, Bancorp's Board of Directors established the Commerce Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") as a restatement of Bancorp's Stock Bonus Plan. Employees of Bancorp and its subsidiaries are eligible to participate in the ESOP if they are at least 21 years of age and have completed at least 1,000 hours of service to Bancorp or its subsidiaries during the twelve-month period beginning on the date of hire or during any subsequent calendar year. Participants are 100% vested in their accounts under the ESOP upon death, total disability, a complete discontinuance of contributions by Bancorp, termination of the ESOP, and a partial termination of the ESOP where a participant is involved in that termination. Except as provided above, generally, participants are 20% vested after 3 years of credited service, increasing by 20% for each additional year of credited service so that participants are 100% vested in their accounts under the ESOP after seven years of credited service with Bancorp or a subsidiary.

        Subject to limitations contained in the Code, contributions by Bancorp to the ESOP are deductible for federal income tax purposes. Except as described below, such contributions are determined annually by Bancorp's Board of Directors at its discretion. Contributions may consist either of shares of Bancorp's stock, or cash, which may be invested by the trustees of the ESOP's trust in shares of Bancorp's stock or to provide funds to pay principal or interest on any indebtedness incurred by the ESOP in purchasing shares. Contributions by Bancorp are allocated as of the close of each plan year among accounts of participants in the ESOP. Each participant's account is credited with that portion of contributions by Bancorp as such participant's compensation (as defined in the ESOP) bears to all participants' compensation.

        In January 1990, the ESOP Trust purchased 417,000 shares of Series C ESOP Preferred Stock ("ESOP Shares") from Bancorp for an aggregate purchase price of $7,500,000. The ESOP Trust borrowed the purchase price for the ESOP Shares from an unaffiliated bank, which loan was refinanced with another unaffiliated bank in 1994 (the "Loan"). The Loan is guaranteed by Bancorp and its subsidiaries, and is secured by the pledge of the ESOP Shares obtained with the proceeds of the Loan. Bancorp has agreed to contribute to the ESOP amounts sufficient to permit the ESOP to make principal and interest payments on the Loan. Pursuant to the loan agreement with the ESOP's bank lender, a portion of the ESOP Shares pledged by the ESOP for repayment of the Loan will be released from the pledge according to a formula based on the portion of principal and interest which has been repaid each year. As of December 31, 1996, the outstanding principal balance on the Loan was $3,333,000.

        The co-trustees of the ESOP are Vernon W. Hill, II and C. Edward Jordan, Jr. Each participant may direct the trustees of the ESOP's trust as to the manner in which shares of voting stock allocated to his account are to be voted. Each participant in the ESOP will become entitled to direct the trustees as to the voting of the ESOP Shares which are released from the pledge and which are allocated to his account under the ESOP. The enclosed Proxy also serves as the voting instruction card for the trustees of the ESOP with respect to the shares of Common Stock and ESOP Shares which have been allocated to the accounts of participants under the ESOP. Shares which have not been allocated to the account of any participant will be voted by the co-trustees in accordance with such procedures as Bancorp, as the Plan Administrator, shall direct. Shares which have been allocated to the accounts of participants but for which no voting directions are received will be voted as the trustees direct in the exercise of their independent judgment. See "Series C ESOP Preferred Stock." For the plan year ended December 31, 1996, Bancorp contributed $885,000 to the ESOP.

Supplemental Executive Retirement Plan

        Effective January 1, 1992, Bancorp established a Supplemental Executive Retirement Plan ("SERP") for certain designated executives in order to provide supplemental retirement income if Bancorp's ESOP and Social Security retirement benefits fall below sixty percent of average annual compensation at the time of retirement. Average annual compensation is defined as the average of the actual annual compensation paid to the executive by Bancorp during the period of three consecutive years which produces the highest such average during the ten year period ending with termination of employment. The SERP is unfunded, is not a qualified plan under the Code and benefits are paid directly by Bancorp. Messrs. Hill, Jordan, Musumeci, Falese and DiFlorio have been designated to participate in the SERP.

Certain Transactions

        Certain directors and executive officers of Bancorp, Commerce NJ, Commerce PA and Commerce Shore, certain of their immediate family members and certain corporations or organizations with which they are affiliated have had and expect to continue to have loan and other banking transactions with Commerce NJ, Commerce PA and Commerce Shore. All such loans and other banking transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions for unrelated parties, and did not involve more than the normal risk of uncollectibility or present other unfavorable features.

        The Board of Directors of Bancorp approves all transactions in which an officer or director of Bancorp or any of its subsidiaries has an interest. In the case of a transaction involving a director of Bancorp, such director does not vote on the transaction.

         Mr. Kerr, a director and nominee for director of Bancorp, is the President of Markeim-Chalmers, Inc. which in 1996 received $195,000 in fees for real estate related services, primarily real estate appraisals.

        Messrs. Beck and Bershad, directors and nominees for directors of Bancorp, are members of law firms which Bancorp and its subsidiaries have retained during Bancorp's last fiscal year and which Bancorp and its subsidiaries intend to retain during its current fiscal year.

        Commerce NJ leases the ground for five of its branch offices from limited partnerships in which Mr. Hill is a partner or in which a corporation owned by Mr. Hill is a partner. Pursuant to the terms of the ground leases, Commerce NJ has constructed its own buildings and pays annual rent from $24,000 to $60,000 per lease for the first five years increasing to $30,000 to $91,253 for the last five years of each lease. These leases which have expiration dates of 2004 to 2010, are each renewable for four additional terms of five years each.

        Bancorp leases land to a limited partnership partially comprised of the directors of Commerce PA and Bancorp including Messrs. Bershad, Hill and Lewis and a corporation owned by Mr. Hill. The term of the lease is 25 years. The minimum annual lease payments to be received by Bancorp are $51,700 for the first five years, $53,300 for years 6-10, $55,300 for years 11-15, $57,300 for years 16-20 and $59,300 for years 21-25. The limited partnership has constructed an office building on the site, and Commerce PA has leased part of the building for 15 years for a branch office, with options to renew for three successive five-year periods. The annual rent for that portion of the building is $91,000 for years 1-5, $100,000 for years 6-10, and $110,000 for years 11-15.

        Management believes that the rental paid or received for each of the foregoing leases is comparable to the rental which they would have to pay to or would have received from, as the case may be, and that the option prices are comparable to or more favorable than those that could have been obtained or received from, non-affiliated parties in similar commercial transactions for similar locations, assuming that such locations were available.

        During 1996, Commerce NJ, Commerce PA and Commerce Shore obtained interior design, facilities management and general contractor services in the amount of $526,000 from a business corporation of which Shirley Hill, wife of Vernon W. Hill, II, is a principal shareholder and the president. Additionally, during 1996 the business received commissions of $990,000 on furniture and facility purchases made directly by Commerce NJ, Commerce PA and Commerce Shore. These expenditures related primarily to the furnishing and related design services of the opening and/or refurbishing of certain offices during the period. In the opinion of management, such expenses were substantially equivalent to those that would have been paid to unaffiliated companies for similar furniture and services.


                        REPORT OF THE PERSONNEL COMMITTEE


        The Personnel Committee of the Board of Directors of Bancorp is composed of outside non-employee directors. Bancorp's compensation package for its executive officers consists of base salary, annual performance bonus, annual stock option grants and various broad based employee benefits including contributions under Bancorp's ESOP. Management recommendations of base salary levels, annual performance bonuses and stock option grants are reviewed by the Personnel Committee and submitted to the full Board of Directors for approval.

        The objective of Bancorp's executive compensation is to enhance Bancorp's long-term profitability by providing compensation that will attract and retain superior talent, reward performance and align the interests of the executive officers with the long term interests of the shareholders of Bancorp.

         The Company has employment agreements with Messrs. Hill, Jordan and Musumeci which were effective January 1, 1992. See "Employment Agreements."

        Base salary levels for Bancorp's executive officers are competitively set relative to companies in peer businesses. In reviewing base salaries, the Committee also takes into account individual experience and performance.

        Bancorp's annual performance bonuses are intended to provide a direct cash incentive to executive officers and other key employees to maximize Bancorp's profitability. Financial performance is compared against budgets as well as peer businesses.

        Stock options are intended to encourage officers and other key employees to remain employed by Bancorp by providing them with a long term interest in Bancorp's overall performance as reflected by the performance of the market of Bancorp's Common Stock. In granting stock options, the Personnel Committee takes into account prior stock option grants and considers the executive's level of compensation and past contributions to Bancorp.

        Vernon W. Hill, II was Bancorp's Chairman, President and Chief Executive Officer for 1996. Mr. Hill's base salary is set competitively relative to other chief executive officers in financial service companies in Bancorp's market area. In determining Mr. Hill's base salary as well as annual performance bonus, the Committee reviewed independent compensation data and Bancorp's performance as compared against budgets and peer businesses. As with Bancorp's other executive officers, Mr. Hill's total compensation involves certain subjective judgments and is not based solely upon any specific objective criteria or weighting.

        The Personnel Committee and Bancorp are considering the future impact on executive compensation, and whether certain changes should be made as a result, of Section 162(m) of the Code which became effective January 1, 1994. This provision generally denies a deduction for Federal income tax purposes for compensation in excess of $1,000,000 for persons named in the Summary Compensation Table of this Proxy Statement, except for compensation that is performance-based and for compensation that is paid pursuant to certain contracts entered into prior to February, 1993. Bancorp believes that the limitation will have no material effect on it in 1997.

                               PERSONNEL COMMITTEE

                                 Morton N. Kerr
                                Daniel J. Ragone
                                 Jack R Bershad

Personnel Committee Interlocks and Insider Participation

         The Personnel Committee members are Morton N. Kerr, Daniel J. Ragone and Jack R Bershad.

         Mr. Kerr, a director and nominee for director of Bancorp, is the President of Markeim-Chalmers, Inc. which in 1996 received $195,000 in fees for real estate related services, primarily real estate appraisals.

        Mr. Bershad, a director and nominee for director of Bancorp, is a member of a law firm which Bancorp and its subsidiaries have retained during Bancorp's last fiscal year and which Bancorp and its subsidiaries intend to retain during its current fiscal year. See "Certain Transactions."

Financial Performance

        The graph below shows a comparison of the cumulative return experienced by Bancorp's shareholders over the years 1992 through 1996, the KBW Eastern Regional Index and the S&P 500 Index assuming an investment of $100 in each at December 31, 1991 and the reinvestment of dividends. In September, 1996, Bancorp's Common Stock commenced trading on The New York Stock Exchange. Therefore, Bancorp feels that the NASDAQ Bank Stocks Index and the NASDAQ Stock Market Index used in last year's Proxy Statement are no longer representative but that the KBW Eastern Regional Index, which is a market-capitalization-weighted stock index combining stock price information from twelve of the largest bank holding companies in the Eastern United States and the S&P 500 Index are more representative.



                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

          Commerce Bancorp, KBW Eastern Regional Index, S&P 500 Index,
             NASDAQ Bank Stocks Index and NASDAQ Stock Market Index
                         Year-End 1991 to Year-End 1996

                                                                                                                       NASDAQ
                 Commerce                S&P 500                 KBW Eastern                    NASDAQ               Stock Market
  Year            Bancorp                 Index                 Regional Index             Bank Stocks Index             Index
  ----            -------                 -----                 --------------             -----------------             -----

  1991             100.0                  100.0                      100.0                     100.0                    100.0
  1992             179.1                  107.6                      139.1                     145.9                    116.4
  1993             203.5                  116.5                      144.0                     168.9                    133.6
  1994             275.5                  120.0                      127.8                     169.2                    130.6
  1995             330.8                  165.1                      217.0                     253.1                    184.7
  1996             534.3                  203.0                      297.6                     333.4                    227.2


       PROPOSAL TO APPROVE AN AMENDMENT TO BANCORP'S RESTATED CERTIFICATE
        OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
            AND PREFERRED STOCK WHICH BANCORP IS AUTHORIZED TO ISSUE

        The Board of Directors of Bancorp has determined that it is advisable to increase the number of shares of Common Stock which Bancorp is authorized to issue by 30,000,000 shares to a total of 50,000,000 shares and the number of shares of Preferred Stock which Bancorp is authorized to issue by 5,000,000 shares to a total of 10,000,000 shares. The Restated Certificate of Incorporation currently provides that Bancorp is authorized to issue 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

        As of April 30, 1997, there were 15,784,174 issued shares of Common Stock, of which 100,159 were treasury shares. Of the unissued 4,215,826 shares, 1,643,041 shares of Common Stock were reserved for issuance under Bancorp's 1984 and 1994 Employee Stock Option Plans, 229,952 shares of Common Stock were reserved for issuance under Bancorp's Dividend Reinvestment and Stock Purchase Plan, 616,099 shares of Common Stock were reserved for issuance upon conversion of the Series C ESOP Preferred Stock and 198,067 shares of Common Stock were reserved for issuance under Bancorp's 1989 Stock Option Plan for Non-Employee Directors, leaving 1,528,667 shares of Common Stock unreserved and available for issuance. If the proposed amendment is approved and becomes effective, a total of 31,528,667 shares of Common Stock will be unreserved and available for issuance. All outstanding and reserved shares have been adjusted to reflect all stock splits and stock dividends through April 30, 1997.

        As of April 30, 1997, there were 417,000 shares of Series C ESOP Preferred Stock outstanding. Under Bancorp's Restated Certificate, the Board of Directors is authorized, without further shareholder action, to provide for the issuance of the Preferred Stock in one or more series, with such designations, dividends, number of shares, relative rights (including, without limitation, voting rights, conversion rights, redemption rights and/or liquidation rights), preferences and limitations as shall be set forth in resolutions providing for the issuance thereof adopted by the Board of Directors. If the proposed amendment is approved and becomes effective, a total of 9,583,000 shares of Preferred Stock will be unreserved and available for issuance.

        The increase in authorized shares will not effect shareholders' equity in Bancorp or the capital or surplus account of Bancorp.

        Except as set forth above, Bancorp has no present plans for the newly authorized shares of Common Stock and Preferred Stock; however, in the judgment of the Board of Directors, the increase in authorized Common Stock and Preferred Stock will provide Bancorp with greater flexibility in meeting future stock needs without the delay and expense involved in holding a special meeting of shareholders to authorize the issuance of such shares. Such shares could be used for future financings, acquisitions, employee benefit plans, stock splits, stock dividends, or other proper corporate purposes. Changes to benefit and compensation programs such as the proposed 1997 Commerce Bancorp, Inc. Employee Stock Option Plan, if approved, will require the use of additional shares of Common Stock.

        Shares will have no preemptive rights with respect to such additional authorized shares of Common Stock and Preferred Stock and such shares may be issued solely upon the action of Bancorp's Board of Directors for any proper corporate purpose determined by the Board without further authorization from the shareholders except where because of particular circumstances under which any such shares will be issued, shareholder approval is required by law and/or the rules of The New York Stock Exchange. However, the issuance of such additional shares of Common Stock and Preferred Stock may adversely affect current shareholders. See "Anti-takeover Provisions and Management Implications" below. These additional shares of Common Stock, when issued, will have the same rights as Bancorp's presently authorized shares of Common Stock.

        If the recommendation of the Board of Directors is approved, the first sentence of Article Fifth of Bancorp's Restated Certificate of Incorporation will be amended to read as follows:

        "FIFTH: The aggregate number of shares which the corporation shall have authority to issue shall be 60,000,000 shares of which 50,000,000 shares shall be common stock with a par value of $1.5625 per share and of which 10,000,000 shares shall be preferred stock without par value."

        The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is necessary for adoption of this proposal to amend Bancorp's Restated Certificate of Incorporation. For purposes of determining the votes cast, only those votes "FOR" or "AGAINST" are included. Pursuant to the NJBCA, abstentions and brokers non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or bank voting instructions as to such shares) will be counted solely for the purpose of determining whether a quorum is present.

        The Board of Directors unanimously recommends that the shareholders vote "FOR" this proposal.

        The financial statements contained in Bancorp's 1996 Annual Report and Form 10-K are incorporated herein by reference in connection with the proposed Amendment of the Articles; however, the 1996 Annual Report and Form 10-K are not otherwise to be deemed or considered to be Proxy solicitation material.

"Anti-Takeover" Provisions and Management Implications

        Bancorp's Restated Certificate of Incorporation requires the affirmative vote of the holders of at least 80% of the outstanding capital stock of Bancorp entitled to vote thereon in order to permit the consummation of any of the following transactions: (i) any merger or consolidation of Bancorp with or into any other corporation, or (ii) any sale, lease, exchange or other disposition of all of the assets of Bancorp to or with any other corporation, person or other entity. The 80% voting requirement does not, however, apply to any transaction approved by the Board of Directors of Bancorp prior to the consummation thereof. As previously set forth, Bancorp's Restated Certificate of Incorporation also provides for the issuance of up to 5,000,000 shares of Preferred Stock (10,000,000 shares of Preferred Stock if the proposed amendment to Bancorp's Restated Certificate of Incorporation is approved by shareholders), the rights, preferences and limitations of which in most circumstances may be determined by the Board of Directors of Bancorp without further authorization from the shareholders.

        The provisions in the Restated Certificate of Incorporation relating to the 80% voting requirements and the issuance of Preferred Stock may have the effect not only of discouraging tender offers or other stock acquisitions but also of deterring existing shareholders from making management changes. Issuances of Preferred Stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to secure a majority of outstanding voting stock. Similarly, absent the 80% voting requirement provision relating to mergers and dispositions of assets, the transactions described above could be consummated upon the favorable vote of the holders of a majority of the votes cast by holders of shares entitled to vote thereon.

        Accordingly, these provisions (together with the proposed amendment to Bancorp's Restated Certificate of Incorporation to increase its authorized shares of Common Stock and Preferred Stock) may enhance the possibility that a potential bidder for control of Bancorp will be required to act through arm's-length negotiation with respect to such major transactions as a merger, consolidation or purchase of substantially all the assets of Bancorp. Such provisions may also have the effect of discouraging tender offers or other stock acquisitions, giving management of Bancorp power to reject certain transactions which might be desired by the owners of a majority of Bancorp's voting securities. These provisions could also be deemed to benefit incumbent management to the extent they deter such offers by persons who would wish to make changes in management or exercise control over management. Bancorp has no present plans to adopt any other "anti-takeover" provisions. The Board of Directors of Bancorp does not presently know of a third party that plans to make an offer to acquire Bancorp through a tender offer, merger or purchase of substantially all the assets of Bancorp.


                     APPROVAL OF THE COMMERCE BANCORP, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN

        The Board of Directors of Bancorp adopted the Commerce Bancorp, Inc. 1997 Employee Stock Option Plan, subject to approval by the shareholders of Bancorp (the "1997 Plan"). Pursuant to the 1997 Plan, stock options may be granted which qualify under the Code as incentive stock options as well as stock options that do not qualify as incentive stock options. All officers and key employees of Bancorp or any current or future subsidiary corporation are eligible to receive options under the 1997 Plan. As of April 30, 1997, no options had been granted under the 1997 Plan.

        The Board believes that the 1997 Plan will advance the interest of Bancorp and its shareholders by strengthening Bancorp's ability to attract, retain and motivate officers and key employees. The 1997 Plan is intended to replace the 1994 Plan. See "Employee Stock Option Plans." The 1997 Plan is being submitted to Bancorp shareholders for their approval in order to grant incentive stock options, to be eligible to qualify for certain tax deductions for compensation paid to its executive officers under Section 162(m) of the Code and to meet the shareholder approval requirements of The New York Stock Exchange.

        The affirmative vote of the holders of a majority of the votes cast by the holders of shares entitled to vote thereon is necessary to approve the 1997 Plan. For purposes of determining the votes cast, only those votes "FOR" or "AGAINST" are included. Pursuant to the NJBCA, abstentions and brokers non-votes (which may occur if a beneficial owner of stock where shares are held in a brokerage or bank account fails to provide the broker or bank voting instructions as to such shares) will be counted solely for the purpose of determining whether a quorum is present.

        The Board of Directors unanimously recommends that you vote "FOR" approval of the 1997 Plan.

        Set forth below is a summary of the provisions of the 1997 Plan. This summary is qualified and amplified in its entirety by the detailed provisions of the text of the actual 1997 Plan set forth as Exhibit "A" to this Proxy Statement, all of which is incorporated herein.

Purpose

        The purpose of the 1997 Plan is to provide additional incentive to employees of Bancorp by encouraging them to invest in Bancorp's Common Stock and thereby acquire a proprietary interest in Bancorp and an increased personal interest in Bancorp's continued success and progress.

Administration

        The 1997 Plan is administered by the Personnel Committee ("Committee") which is appointed by the Board of Directors and consists only of Directors who are not eligible to receive options under the 1997 Plan. The Committee determines, among other things, which officers and key employees receive an option or options under the 1997 Plan, the type of option (incentive stock options or non-qualified stock options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option. No individual may be granted a number of options that is more than 50% of the total number of shares of Commerce Common Stock authorized for issuance under the 1997 Plan and incentive stock options first exercisable by an employee in any one year under the 1997 Plan (and all other plans of Bancorp) may not exceed $100,000 in value (determined at the time of grant).

        The Committee may, in its discretion, modify or amend any of the option terms hereafter described, provided that if an incentive option is granted under the 1997 Plan, the option as modified or amended continues to be an incentive stock option.

Aggregate Number of Shares

        The aggregate number of shares which may be issued upon the exercise of options under the 1997 Plan is 2,500,000 shares of Common Stock. In the event of any change in the capitalization of Bancorp, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of Bancorp's Common Stock, as well as unissued shares, may be used for the purpose of the 1997 Plan. Common Stock of Bancorp subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the 1997 Plan.

Option Price

        The option price for options issued under the 1997 Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. As of April 30, 1997 the closing sale price of the Common Stock on The New York Stock Exchange was $31.13.

Payment

        Payment of the option price on exercise of options granted under the 1997 Plan may be made in (a) cash, (b) (unless prohibited by the Committee) Bancorp Common Stock which will be valued by the Secretary of Bancorp at its fair market value or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Bancorp valued as provided in clause (b).

        Under the terms of the Plan, the Board has interpreted the provision of the 1997 Plan which allows payment of the option price in Common Stock of Bancorp to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value (as determined above) of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of this Proposal is also a vote in favor of this interpretation.

Exercisability

        Except as otherwise described below, none of the options granted under the 1997 Plan may be exercised during the first year after the date granted. Thereafter, each optionee may exercise options held more than one year based upon years of service or option holding period, whichever is sooner, pursuant to the following schedule:

                                                                               Option Holding
                       Years of Service                                            Period
                       ----------------                                        ---------------
        Less than 3 years                              25%              0-1 year                   0%
        More than 3 years and less
           than 6 years                                50%              1-2  years                25%
        More than 6 years and less
           than 8 years                                75%              2-3  years                50%
                                                                        3-4  years                75%
        More than 8 years                             100%              More than 4 years        100%

        In the event of a "change in control" of Bancorp, as defined in the 1997 Plan, each optionee may exercise the total number of shares then subject to the option. The Committee has the authority to provide for a different rate of option exercisability for any optionee.

Option Expiration and Termination

        Unless terminated earlier by the option's terms both incentive stock options and non-qualified stock options expire ten years after the date they are granted.

        Options terminate three months after the date on which employment is terminated (whether such termination be voluntary or involuntary), other than by reason of death of disability. Options terminate one year from the date of termination due to death or disability (but not later than the scheduled termination date).

Transferability

        Options granted pursuant to the 1997 Plan are not transferable, except
(i) by the will or the laws of descent and distribution in the event of death, and (ii) the Committee has the authority to provide for the transferability of non-qualified options. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability and the optionee's transferee to the extent permitted by the Committee with respect to non-qualified stock options.

Amendment or Termination; Plan Expiration

        Bancorp's Board of Directors has the right at any time, and from time to time, to modify, amend, suspend or terminate the 1997 Plan, without shareholder approval, except to the extent that shareholder approval of the 1997 Plan modification or amendment is required by the Code, to permit the granting of incentive stock options under the 1997 Plan. Any such action will not affect options previously granted. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission will not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

ERISA Compliance

        The 1997 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended.

Federal Income Tax Consequences

        THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 1997 PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options

        Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an incentive stock option ("Incentive Option") (see, however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Bancorp will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and Bancorp will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

        The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1994, the Revenue Reconciliation Act of 1994 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

        An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

        Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of an disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Options

        Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Options pursuant to the 1997 Plan. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Bancorp will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162) in an amount equal to such excess, provided that Bancorp complies with applicable withholding rules.

        Upon the sale of stock acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

        An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "Federal Income Tax Consequences - Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.


Limitation on Bancorp's Deduction

        Section 162(m) of the Code will generally limit to $1,000,000 Bancorp's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it
(i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the shareholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option to an executive referred to above is not "performance based", the amount that would otherwise be deductible by Bancorp in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act requires Bancorp's directors, executive officers and persons who own more than 10% of a registered class of Bancorp's equity securities, to file with the Securities and Exchange Commission ("SEC") reports about their beneficial ownership of Common Stock and other equity securities of Bancorp. All such persons are required by SEC regulation to furnish Bancorp with copies of all Section 16(a) reports they file.

        Based solely on review of the copies of such reports furnished to Bancorp and written representations that no other reports were required during the fiscal year ended December 31, 1996, Bancorp believes all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were timely complied with.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

        Bancorp's independent auditors during the most recent year were Ernst & Young LLP, 2001 Market Street, Philadelphia, PA 19103. Based upon the recommendation of the Audit Committee, the Board of Directors has selected Ernst & Young LLP to be Bancorp's independent auditors for 1997. The selection of Bancorp's independent auditors is not being submitted to shareholders because there is no legal requirement to do so. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and to have the opportunity to make a statement, if he desires to do so, and to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS


        Proposals from shareholders intended to be presented at the 1998 Annual Meeting must be received by Bancorp for inclusion in Bancorp's proxy statement by February 1, 1998.


                                  OTHER MATTERS


        Bancorp is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed Notice of Annual Meeting. Nevertheless, the enclosed Proxy confers discretionary authority to vote with respect to those matters described in Rule 14a- 4(c) under the Exchange Act, including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the Annual Meeting. If any such matters are presented at the Annual Meeting, then the persons named in the enclosed Proxy will vote in accordance with their best judgment.

        A COPY OF BANCORP'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON WRITTEN REQUEST TO C. EDWARD JORDAN, JR., EXECUTIVE VICE PRESIDENT, COMMERCE BANCORP, INC., COMMERCE ATRIUM, 1701 ROUTE 70 EAST, CHERRY HILL, NEW JERSEY, 08034-5400.


                                     By Order of the Board of Directors




                                     ROBERT C. BECK
                                     Secretary

                                   EXHIBIT "A"


                             COMMERCE BANCORP, INC.

                         1997 EMPLOYEE STOCK OPTION PLAN


         1. Purpose of Plan

                  The purpose of the 1997 Employee Stock Option Plan (the "Plan") is to provide additional incentive to officers and other key employees of Commerce Bancorp, Inc. ("Commerce") and each present or future parent or subsidiary corporation by encouraging them to invest in shares of common stock, par value $1.5625 per share ("Common Stock"), of Commerce and thereby acquire a proprietary interest in Commerce and an increased personal interest in Commerce's continued success and progress, to the mutual benefit of officers, employees and shareholders.

         2. Aggregate Number of Shares

                  2,500,000 shares of Commerce Common Stock shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Personnel Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Personnel Committee. Reacquired shares of Commerce Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Shares of Commerce Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan. No individual may receive options under the Plan for more than 50% of the total number of shares of Commerce Common Stock authorized for issuance under this Plan.

         3. Class of Persons Eligible to Receive Options

                  All officers and key employees of Commerce and of any present or future Commerce parent or subsidiary corporation are eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Personnel Committee, in its sole discretion, except as otherwise specified in Section 4 hereof.

         4. Administration of Plan

                  (a) This Plan shall be administered by the Personnel Committee ("Committee") appointed by Commerce's Board of Directors provided, however, that at the option of the Board of Directors, the Plan may be administered by the Board of Directors of Commerce at any time and from time to time. The Committee shall consist of a minimum of three members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended or any future corresponding rule, except that the failure of the Committee or of the Board of Directors for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee, in addition to its other authority and subject to the provisions of this Plan, shall determine which individuals shall be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term "Committee," as used in this Plan and the options granted hereunder, refers to the Committee or to the Board of Directors, if the Board elects to administer the Plan as provided above.

                  (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         5. Incentive Stock Options and Non-Qualified Stock Options

                  (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, and a "Non-Qualified Stock Option" is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of Commerce's Common Stock on the date of the grant of the option as determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder. The option price for Non-Qualified Stock Options issued under this Plan shall also be equal to at least the fair market value (as defined below) of Commerce's Common Stock on the date of the grant of the option as determined by the Committee. If an Incentive Stock Option is granted to an individual who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all shares of stock of Commerce or any parent or subsidiary corporation of Commerce (a "10% Shareholder"), the option price shall not be less than 110 percent of the fair market value of Commerce's Common Stock on the date of grant of the option and such option shall not be exercisable after the expiration of five years from the date the option is granted, all as more fully set forth in Section 422 of the Code and the regulations promulgated thereunder. The fair market value of Commerce's Common Stock on any particular date shall mean the last reported sale price of a share of Commerce's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

                  (b) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years (five years in the case of 10% Shareholders) from the date such options are granted, unless terminated earlier under the terms of the option. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended satisfies the requirements of Section 422 of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "Incentive Stock Option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

                  (c) Subject to the authority of the Committee set forth in
Section 4(a) hereof, Non-Qualified Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix II for any particular optionee, including, without limitation, the extent of the assignability and/or transferability of such option.

                  (d) Neither Commerce nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event: (i) an option granted pursuant to Section 5(b) hereof does not qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an "Incentive Stock Option."

         6. Modification, Amendment, Suspension and Termination

                  Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of Commerce. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of Commerce in order to permit the granting of "Incentive Stock Options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the shareholders of Commerce in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

         7. Effectiveness of Plan

                  This Plan shall become effective on the date of its adoption by Commerce's Board of Directors, subject however to approval by the holders of Commerce Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable before such shareholder approval is obtained.

         8. General Conditions

                  (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of Commerce or any present or future parent, affiliated or subsidiary corporation or interfere in any way with the rights of Commerce or any present or future parent, affiliated or subsidiary corporation to terminate his employment in any way.

                  (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

                  (c) The terms "parent corporation" and "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the respective meanings ascribed to such terms when contained in Section 422(b) of the Code and the regulations thereunder, and Commerce shall be deemed to be the grantor corporation for purposes of applying such meanings.

                  (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

                  (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                             INCENTIVE STOCK OPTION


To: ___________________________________________________________________________
                                      Name

    ___________________________________________________________________________
                                     Address

Date of Grant: ___________________________________

         You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.5625 per share, ("Common Stock") of Commerce Bancorp, Inc. ("Commerce") at a price of _____ per share pursuant to the Commerce 1997 Employee Stock Option Plan (the "Plan") adopted by the Commerce Board of Directors effective __________, 1997. Your option price is intended to equal at least the fair market value of Commerce Common Stock as of the date hereof; provided, however, that if, at the time this option is granted, you own stock possessing more than 10% of the total combined voting power of all shares of stock of Commerce or any parent or subsidiary corporation of Commerce (a "10% Shareholder"), your option price is intended to be at least 110% of the fair market value of Commerce Common Stock as of the date hereof.

         Except as provided below, no option may be exercised within one year from the date of grant. Options held more than one year may be exercised based upon years of service or option holding period, whichever is sooner, pursuant to the following schedule:


                  Years of Service                                     Option Holding Period
                  ----------------                                     ---------------------

Less than 3 years                   -       25%               0-1 year                           -          0%
More than 3 years and less than
  6 years                           -       50%               1-2 years                          -         25%
More than 6 years and less than
  8 years                           -       75%               2-3 years                          -         50%
                                                              3-4 years                          -         75%
More than 8 years                   -      100%               More than four years               -        100%


         This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (five years from the date of grant if, at the time of the grant, you are a 10% Shareholder) (the

"Scheduled Termination Date"), except as hereafter provided. To the extent this option does not quality as an incentive stock option for any reason, it shall be considered a non-qualified stock option.

         In the event of a "change of control" (as hereafter defined) of Commerce, your option may, from and after the date of the change of control (but in no event later than the Scheduled Termination Date), and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Commerce Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances).

         A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

                  1. A change within a twelve-month period in a majority of the members of the board of directors of Commerce;

                  2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Commerce; or

                  3. Any other event deemed to constitute a "change in control" by the Board of Directors.

         You may exercise your option by giving written notice to the Secretary of Commerce on forms supplied by Commerce at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of Commerce, which will be valued by the Secretary of Commerce at the fair market value per share of Commerce Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to Commerce, accompanied by an assignment of the stock to Commerce; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Commerce valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Commerce, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by Commerce or a Commerce parent or subsidiary corporation is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Commerce subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Commerce subsidiary corporation, unless you are on that date transferred to Commerce or another Commerce subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Commerce to a Commerce subsidiary corporation, or vice versa, or from one Commerce subsidiary corporation to another Commerce subsidiary corporation.

         Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by Commerce in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with Commerce or (iii) your failure to render satisfactory services to Commerce.

         If you die while employed by Commerce or a Commerce parent or subsidiary corporation, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Commerce or a Commerce parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to Commerce prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Commerce. Commerce reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Commerce deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Commerce in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Commerce may deem necessary or desirable; or

                  (c) During any period of time in which Commerce deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Commerce to be legally obligated to issue or sell more shares than Commerce is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by Commerce in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  (e) Until Commerce has registered its Common Stock under the Securities Exchange Act of 1934, as amended.

                  The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Commerce may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Commerce that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of Commerce and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Commerce and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon Commerce unless in writing and signed by the President of Commerce. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

         Please sign the copy of this option and return it to Commerce's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                           COMMERCE BANCORP, INC.



                                           By:_________________________________


         I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.



_______________________________________    ____________________________________
(Signature)                                               (Date)

                                   APPENDIX II

                           NON-QUALIFIED STOCK OPTION


To: ___________________________________________________________________________
                                      Name

    ___________________________________________________________________________
                                     Address

Date of Grant: ___________________________________

         You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $1.5625 per share ("Common Stock"), of Commerce Bancorp, Inc. ("Commerce") at a price of _____ per share pursuant to the Commerce 1997 Employee Stock Option Plan (the "Plan") adopted by the Commerce Board of Directors effective __________, 1997.

         Except as provided below, no option may be exercised within one year from the date of grant. Options held more than one year may be exercised based upon years of service or option holding period, whichever is sooner, pursuant to the following schedule:


         Years of Service                                     Option Holding Period
         ----------------                                     ---------------------

Less than 3 years          -        25%              0-1 year                   -         0%
More than 3 years and less than
  6 years                  -        50%              1-2 years                  -        25%
More than 6 years and less than
  8 years                  -        75%              2-3 years                  -        50%
                                                     3-4 years                  -        75%
More than 8 years          -       100%              More than four years       -       100%


         This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant (the "Scheduled Termination Date"), except as hereafter provided.

         In the event of a "change of control" (as hereafter defined) of Commerce, your option may, from and after the date of the change of control (but in no event later than the Scheduled Termination Date), and notwithstanding the second paragraph of this option, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any changes in the outstanding Commerce Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances).


         A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

                  1. A change within a twelve-month period in a majority of the members of the board of directors of Commerce;

                  2. A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of Commerce; or

                  3. Any other event deemed to constitute a "change in control" by the Board of Directors.

         You may exercise your option by giving written notice to the Secretary of Commerce on forms supplied by Commerce at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of Commerce, which will be valued by the Secretary of Commerce at the fair market value per share of Commerce's Common Stock (as determined in accordance with the Plan) on the last trading day immediately preceding the date of delivery of such certificates to Commerce, accompanied by an assignment of the stock to Commerce; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of Commerce valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of Commerce, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable or determines that such taxes are due and payable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by Commerce or a Commerce parent or subsidiary corporation is terminated, whether such termination is voluntary or not, other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Commerce subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Commerce subsidiary corporation, unless you are on that date transferred to Commerce or another Commerce subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from Commerce to a Commerce subsidiary corporation, or vice versa, or from one Commerce subsidiary corporation to another Commerce subsidiary corporation.

         Anything in this option to the contrary notwithstanding, your option will terminate immediately if your employment is terminated for cause (as determined by Commerce in its sole and absolute discretion). Your employment shall be deemed to have been terminated for cause if you are terminated due to, among other reasons, (i) your willful misconduct or gross negligence, (ii) your material breach of any agreement with Commerce or (iii) your failure to render satisfactory services to Commerce.

         If you die while employed by Commerce or a Commerce parent or subsidiary corporation, your legatee(s), distributee(s), executor(s) or administrator(s), as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with Commerce or a Commerce parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your legatee, distributee, executor, administrator, guardian or custodian must present proof of his authority satisfactory to Commerce prior to being allowed to exercise this option.

         In the event of any change in the outstanding shares of the Common Stock of Commerce by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         Unless specifically authorized by the Committee, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of Commerce. Commerce reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which Commerce deems, in its sole discretion, that such would violate a federal, state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of Commerce in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as Commerce may deem necessary or desirable; or

                  (c) During any period of time in which Commerce deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause Commerce to be legally obligated to issue or sell more shares than Commerce is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by Commerce in connection with the option exercise and (ii) the employee's portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

                  (e) Until Commerce has registered its Common Stock under the Securities Exchange Act of 1934, as amended.

                  The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as Commerce may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to Commerce that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to Commerce that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         It is the intention of Commerce and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between Commerce and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon Commerce unless in writing and signed by the President of Commerce. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

         Please sign the copy of this option and return it to Commerce's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                          COMMERCE BANCORP, INC.



                                          By:_______________________________


I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions.



______________________________________     _________________________
(Signature)                                          (Date)

PROXY

          This Proxy is solicited on behalf of the Board of Directors

                             COMMERCE BANCORP, INC.


         The undersigned hereby appoints Morton N. Kerr and Daniel J. Ragone and each of them, as proxies of the undersigned, each with power to act without the other and with power of substitution, and hereby authorizes each of them to represent and vote, as designated on the other side, all the shares of stock of Commerce Bancorp. Inc. (the "Company") which the undersigned is entitled to vote, standing in the name of the undersigned with all powers which the undersigned would possess if present, at the Annual Meeting of Shareholders of the Company to be held on June 17, 1997 or any postponement or adjournment thereof. The undersigned hereby directs the Proxy to be voted as indicated on the reverse side.


       (Continued, and to be marked, dated and signed, on the other side)


--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE*


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS             Please mark
DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTE      your votes as
"FOR" THE ELECTION OF THE NOMINEES LISTED BELOW AND "FOR"       indicated in
PROPOSALS 2 ANMD 3. DISCRETIONAY AUTHORITY IS CONFERRED         this example
HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S
PROXY STATEMENT.                                                    [X]

1.   For the election of the following
     nominees to the Board of Directors for
     the ensuing year: Vernon W. Hill, II,
     David Baird, IV, Robert C. Beck, Jack R.
     Bershad, Joseph E. Buckelew, C. Edward
     Jordan, Jr., Morton N. Kerr, Steven M.
     Lewis, Daniel J. Ragone and Joseph T.
     Tarquini, Jr.

     FOR all nominees listed above (except
     as marked to the contrary)              [ ]

     WITHHOLD AUTHORITY to vote for all
     nominees listed above                   [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nomminee's name in the space provided below:
_____________________________________________________________________________

2.   To approve the amendment of the Company's Restated
     Certificate of Incorporation to increase the
     number of shares of Common Stock that Bancorp
     is authorized to issue by 30,000,000 shares
     and the number of shares of Preferred
     Stock that Bancorp is authorized to     For         Against        Abstain
     issue by 5,000,000 shares.              [ ]           [ ]            [ ]

3.   To approve the Commerce Bancorp, Inc.
     1997 Employee Stock Option Plan.        [ ]           [ ]            [ ]


4.   To act upon such other matters as may
     properly come before the Annual Meeting
     or any adjournment or postponement thereof.

A majority of such attorneys and proxies, or their substitutes at the Annual Meeting, or any postponements or adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares, with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of the Company's 1996 Annual Report to Shareholders and a copy of the Notice of the 1997 Annual Meeting of Shareholders and Proxy Statement in reference thereto both dated in May, 1997.

Dated: _________________________________________________________________, 1997

______________________________________________________________________________
                           (Shareholder(s) Signature)

______________________________________________________________________________
                                     (L.S.)
                           Printed name of Shareholder

______________________________________________________________________________
                                     (L.S.)
                           Printed name of Shareholder

NOTE: Signature should correspond with name appearing on stock certificate(s). When signing in a fiduciary or representative capacity, sign full title as such. Where more than one owner, each should sign.

                       Please sign, date and return this
                proxy card promptly using the enclosed envelope.
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                            * FOLD AND DETACH HERE *